EXHIBIT 99

                                                                  BAFC0405 -- A1

BANC OF AMERICA

Balance           $27,500,000.00         Delay                 19                WAC      6.04385        WAM        356
Coupon            5.25000                Dated                 12/01/2004        NET      5.768854       WALA       3
Settle            12/30/2004             First Payment         01/20/2005

         Price                    1                    2                    3                    4                    5

                                     Yield                Yield                Yield                Yield                Yield
            97-21.500                5.481                5.517                5.570                5.613                5.790
            97-22.500                5.478                5.513                5.566                5.609                5.782
            97-23.500                5.476                5.510                5.562                5.604                5.775
            97-24.500                5.473                5.507                5.558                5.599                5.767
            97-25.500                5.470                5.504                5.554                5.595                5.760
            97-26.500                5.468                5.501                5.550                5.590                5.753
            97-27.500                5.465                5.497                5.545                5.585                5.745
            97-28.500                5.462                5.494                5.541                5.580                5.738
            97-29.500                5.460                5.491                5.537                5.576                5.730
            97-30.500                5.457                5.488                5.533                5.571                5.723
            97-31.500                5.454                5.484                5.529                5.566                5.716
            98-00.500                5.452                5.481                5.525                5.562                5.708
            98-01.500                5.449                5.478                5.521                5.557                5.701

Spread @ Center Price                  124                  127                  132                  136                  152
                  WAL               20.829               15.608               11.029                8.847                5.032
             Mod Durn                11.89                 9.86                 7.87                 6.75                 4.28
        Mod Convexity                2.089                1.423                0.853                0.596                0.224
     Principal Window        Jan10 - Oct34        Jan10 - Oct34        Jan10 - Oct34        Jan10 - Oct34        Feb09 - Jan12

            LIBOR_1MO                 2.41                 2.41                 2.41                 2.41                 2.41
             CMT_10YR                4.224                4.224                4.224                4.224                4.224
               Prepay                0 PSA              100 PSA              300 PSA              500 PSA              800 PSA
  Optional Redemption             Call (N)             Call (N)             Call (N)             Call (N)             Call (N)


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BAFC0405 -- A4
BANC OF AMERICA

Balance           $4,000,000.00         Delay                19                 WAC     6.04385         WAM       356
Coupon            5.50000               Dated                12/01/2004         NET     5.768854        WALA      3
Settle            12/30/2004            First Payment        01/20/2005

         Price                    1                    2                    3                    4                    5
                                     Yield                Yield                Yield                Yield                Yield
            97-29.000                5.695                5.712                5.837                5.999                6.193
            97-30.000                5.692                5.710                5.832                5.991                6.182
            97-31.000                5.690                5.707                5.827                5.983                6.171
            98-00.000                5.688                5.704                5.823                5.976                6.160
            98-01.000                5.686                5.702                5.818                5.968                6.149
            98-02.000                5.683                5.699                5.813                5.960                6.138
            98-03.000                5.681                5.697                5.808                5.953                6.127
            98-04.000                5.679                5.694                5.803                5.945                6.116
            98-05.000                5.676                5.691                5.799                5.938                6.105
            98-06.000                5.674                5.689                5.794                5.930                6.094
            98-07.000                5.672                5.686                5.789                5.922                6.083
            98-08.000                5.669                5.684                5.784                5.915                6.072
            98-09.000                5.667                5.681                5.780                5.907                6.061

Spread @ Center Price                   85                  105                  177                  238                  287
                  WAL               27.875               21.417                8.578                4.901                3.242
             Mod Durn                13.78                12.18                 6.63                 4.17                 2.88
        Mod Convexity                2.876                2.105                0.543                0.210                0.102
     Principal Window        May32 - Apr33        Nov24 - Jan28        Sep12 - Sep14        Aug09 - Mar10        Jan08 - May08

            LIBOR_1MO                 2.41                 2.41                 2.41                 2.41                 2.41
             CMT_10YR                4.224                4.224                4.224                4.224                4.224
               Prepay                0 PSA              100 PSA              300 PSA              500 PSA              800 PSA
  Optional Redemption             Call (N)             Call (N)             Call (N)             Call (N)             Call (N)

         Yield Curve  Mat    6MO    2YR    3YR    5YR   10YR   30YR
                      Yld  2.481  3.024  3.198  3.586  4.205  4.833


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BAFC0405 -- A5
BANC OF AMERICA

Balance           $2,200,000.00         Delay                19                 WAC     6.04385         WAM       356
Coupon            5.50000               Dated                12/01/2004         NET     5.768854        WALA      3
Settle            12/30/2004            First Payment        01/20/2005


         Price                    1                    2                    3                    4                    5
                                     Yield                Yield                Yield                Yield                Yield
            97-29.000                5.693                5.704                5.795                5.957                6.147
            97-30.000                5.691                5.701                5.791                5.950                6.137
            97-31.000                5.689                5.699                5.787                5.944                6.126
            98-00.000                5.686                5.696                5.783                5.937                6.116
            98-01.000                5.684                5.694                5.779                5.930                6.106
            98-02.000                5.682                5.691                5.775                5.923                6.096
            98-03.000                5.680                5.689                5.771                5.916                6.085
            98-04.000                5.677                5.686                5.767                5.909                6.075
            98-05.000                5.675                5.684                5.763                5.902                6.065
            98-06.000                5.673                5.681                5.759                5.895                6.055
            98-07.000                5.671                5.679                5.755                5.888                6.045
            98-08.000                5.668                5.677                5.751                5.882                6.035
            98-09.000                5.666                5.674                5.747                5.875                6.024

Spread @ Center Price                   85                   93                  154                  227                  277
                  WAL               28.605               24.125               10.663                5.499                3.525
             Mod Durn                13.93                12.92                 7.82                 4.61                 3.11
        Mod Convexity                2.958                2.438                0.770                0.256                0.118
     Principal Window        Apr33 - Nov33        Jan28 - Mar30        Sep14 - Sep16        Mar10 - Oct10        May08 - Aug08

            LIBOR_1MO                 2.41                 2.41                 2.41                 2.41                 2.41
             CMT_10YR                4.224                4.224                4.224                4.224                4.224
               Prepay                0 PSA              100 PSA              300 PSA              500 PSA              800 PSA
  Optional Redemption             Call (N)             Call (N)             Call (N)             Call (N)             Call (N)


         Yield Curve  Mat    6MO    2YR    3YR    5YR   10YR   30YR
                      Yld  2.481  3.024  3.198  3.586  4.205  4.833


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BAFC0405 -- A6
BANC OF AMERICA


Balance           $1,480,000.00         Delay                19                 WAC     6.04385         WAM       356
Coupon            5.50000               Dated                12/01/2004         NET     5.768854        WALA      3
Settle            12/30/2004            First Payment        01/20/2005


         Price                    1                    2                    3                    4                    5
                                     Yield                Yield                Yield                Yield                Yield
            97-29.000                5.693                5.699                5.768                5.930                6.119
            97-30.000                5.690                5.696                5.764                5.924                6.109
            97-31.000                5.688                5.694                5.761                5.917                6.099
            98-00.000                5.686                5.692                5.757                5.911                6.090
            98-01.000                5.683                5.689                5.754                5.904                6.080
            98-02.000                5.681                5.687                5.750                5.898                6.070
            98-03.000                5.679                5.685                5.746                5.892                6.061
            98-04.000                5.677                5.682                5.743                5.885                6.051
            98-05.000                5.674                5.680                5.739                5.879                6.041
            98-06.000                5.672                5.677                5.736                5.872                6.031
            98-07.000                5.670                5.675                5.732                5.866                6.022
            98-08.000                5.668                5.673                5.728                5.860                6.012
            98-09.000                5.665                5.670                5.725                5.853                6.002

Spread @ Center Price                   85                   86                  143                  218                  271
                  WAL               29.030               25.988               12.721                5.980                3.721
             Mod Durn                14.02                13.37                 8.87                 4.95                 3.27
        Mod Convexity                3.005                2.659                1.013                0.296                0.130
     Principal Window        Nov33 - Mar34        Mar30 - Oct31        Sep16 - Nov18        Oct10 - Mar11        Aug08 - Oct08

            LIBOR_1MO                 2.41                 2.41                 2.41                 2.41                 2.41
             CMT_10YR                4.224                4.224                4.224                4.224                4.224
               Prepay                0 PSA              100 PSA              300 PSA              500 PSA              800 PSA
  Optional Redemption             Call (N)             Call (N)             Call (N)             Call (N)             Call (N)


         Yield Curve  Mat    6MO    2YR    3YR    5YR   10YR   30YR
                      Yld  2.481  3.024  3.198  3.586  4.205  4.833


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BAFC0405 -- A7
BANC OF AMERICA

Balance           $1,150,000.00         Delay                19                 WAC     6.04385         WAM       356
Coupon            5.50000               Dated                12/01/2004         NET     5.768854        WALA      3
Settle            12/30/2004            First Payment        01/20/2005



         Price                    1                    2                    3                    4                    5
                                     Yield                Yield                Yield                Yield                Yield
            97-29.000                5.692                5.696                5.746                5.908                6.098
            97-30.000                5.690                5.693                5.742                5.902                6.089
            97-31.000                5.687                5.691                5.739                5.896                6.080
            98-00.000                5.685                5.689                5.736                5.890                6.070
            98-01.000                5.683                5.686                5.733                5.884                6.061
            98-02.000                5.681                5.684                5.730                5.878                6.052
            98-03.000                5.678                5.682                5.726                5.872                6.042
            98-04.000                5.676                5.679                5.723                5.866                6.033
            98-05.000                5.674                5.677                5.720                5.860                6.024
            98-06.000                5.672                5.675                5.717                5.854                6.014
            98-07.000                5.669                5.672                5.714                5.848                6.005
            98-08.000                5.667                5.670                5.711                5.842                5.995
            98-09.000                5.665                5.668                5.707                5.836                5.986

Spread @ Center Price                   85                   85                  132                  210                  266
                  WAL               29.331               27.471               15.129                6.435                3.880
             Mod Durn                14.07                13.70                 9.95                 5.26                 3.39
        Mod Convexity                3.038                2.831                1.311                0.335                0.140
     Principal Window        Mar34 - Jun34        Oct31 - Feb33        Nov18 - Sep21        Mar11 - Aug11        Oct08 - Dec08

            LIBOR_1MO                 2.41                 2.41                 2.41                 2.41                 2.41
             CMT_10YR                4.224                4.224                4.224                4.224                4.224
               Prepay                0 PSA              100 PSA              300 PSA              500 PSA              800 PSA
  Optional Redemption             Call (N)             Call (N)             Call (N)             Call (N)             Call (N)


         Yield Curve  Mat    6MO    2YR    3YR    5YR   10YR   30YR
                      Yld  2.481  3.024  3.198  3.586  4.205  4.833


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BAFC0405 -- A8
BANC OF AMERICA


Balance           $1,170,000.00         Delay                19                 WAC     6.04385         WAM       356
Coupon            5.50000               Dated                12/01/2004         NET     5.768854        WALA      3
Settle            12/30/2004            First Payment        01/20/2005

         Price                    1                    2                    3                    4                    5
                                     Yield                Yield                Yield                Yield                Yield
            97-29.000                5.692                5.693                5.718                5.886                6.080
            97-30.000                5.689                5.690                5.715                5.880                6.071
            97-31.000                5.687                5.688                5.712                5.874                6.062
            98-00.000                5.685                5.686                5.710                5.869                6.053
            98-01.000                5.683                5.684                5.707                5.863                6.043
            98-02.000                5.680                5.681                5.704                5.857                6.034
            98-03.000                5.678                5.679                5.702                5.852                6.025
            98-04.000                5.676                5.677                5.699                5.846                6.016
            98-05.000                5.674                5.675                5.696                5.840                6.007
            98-06.000                5.671                5.672                5.693                5.835                5.998
            98-07.000                5.669                5.670                5.691                5.829                5.989
            98-08.000                5.667                5.668                5.688                5.824                5.980
            98-09.000                5.665                5.666                5.685                5.818                5.971

Spread @ Center Price                   85                   85                  110                  201                  262
                  WAL               29.608               28.927               20.187                6.988                4.038
             Mod Durn                14.13                13.99                11.73                 5.63                 3.51
        Mod Convexity                3.069                2.994                1.946                0.385                0.150
     Principal Window        Jun34 - Oct34        Feb33 - Oct34        Sep21 - Oct34        Aug11 - May12        Dec08 - Feb09

            LIBOR_1MO                 2.41                 2.41                 2.41                 2.41                 2.41
             CMT_10YR                4.224                4.224                4.224                4.224                4.224
               Prepay                0 PSA              100 PSA              300 PSA              500 PSA              800 PSA
  Optional Redemption             Call (N)             Call (N)             Call (N)             Call (N)             Call (N)

         Yield Curve  Mat    6MO    2YR    3YR    5YR   10YR   30YR
                      Yld  2.481  3.024  3.198  3.586  4.205  4.833


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BAFC0405 -- A9
BANC OF AMERICA

Balance           $2,061,000.00         Delay                19                 WAC     6.04385         WAM       356
Coupon            5.50000               Dated                12/01/2004         NET     5.768854        WALA      3
Settle            12/30/2004            First Payment        01/20/2005



         Price                    1                    2                    3                    4                    5
                                     Yield                Yield                Yield                Yield                Yield
            97-06.000                5.751                5.792                6.018                6.249                6.541
            97-07.000                5.749                5.789                6.012                6.241                6.529
            97-08.000                5.746                5.786                6.007                6.232                6.516
            97-09.000                5.744                5.784                6.001                6.223                6.504
            97-10.000                5.742                5.781                5.995                6.215                6.492
            97-11.000                5.739                5.778                5.989                6.206                6.480
            97-12.000                5.737                5.775                5.984                6.198                6.467
            97-13.000                5.735                5.772                5.978                6.189                6.455
            97-14.000                5.732                5.769                5.972                6.180                6.443
            97-15.000                5.730                5.766                5.967                6.172                6.430
            97-16.000                5.728                5.763                5.961                6.163                6.418
            97-17.000                5.725                5.761                5.955                6.155                6.406
            97-18.000                5.723                5.758                5.950                6.146                6.394

Spread @ Center Price                   90                  125                  215                  274                  327
                  WAL               26.792               18.181                6.949                4.298                2.908
             Mod Durn                13.51                11.10                 5.60                 3.71                 2.60
        Mod Convexity                2.738                1.690                0.381                0.167                0.084
     Principal Window        May31 - Feb32        Mar22 - Feb24        Jul11 - May12        Feb09 - Jun09        Oct07 - Dec07

            LIBOR_1MO                 2.41                 2.41                 2.41                 2.41                 2.41
             CMT_10YR                4.224                4.224                4.224                4.224                4.224
               Prepay                0 PSA              100 PSA              300 PSA              500 PSA              800 PSA
  Optional Redemption             Call (N)             Call (N)             Call (N)             Call (N)             Call (N)


         Yield Curve  Mat    6MO    2YR    3YR    5YR   10YR   30YR
                      Yld  2.481  3.024  3.198  3.586  4.205  4.833


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                 BAFC0405 -- A10
BANC OF AMERICA

Balance           $2,310,000.00         Delay                19                 WAC     6.04385         WAM       356
Coupon            5.50000               Dated                12/01/2004         NET     5.768854        WALA      3
Settle            12/30/2004            First Payment        01/20/2005

         Price                    1                    2                    3                    4                    5
                                     Yield                Yield                Yield                Yield                Yield
            97-06.000                5.749                5.778                5.972                6.199                6.477
            97-07.000                5.747                5.776                5.966                6.191                6.466
            97-08.000                5.744                5.773                5.961                6.183                6.454
            97-09.000                5.742                5.770                5.956                6.175                6.443
            97-10.000                5.740                5.768                5.951                6.167                6.431
            97-11.000                5.737                5.765                5.946                6.159                6.420
            97-12.000                5.735                5.762                5.941                6.151                6.408
            97-13.000                5.733                5.759                5.936                6.143                6.397
            97-14.000                5.730                5.757                5.931                6.135                6.385
            97-15.000                5.728                5.754                5.925                6.127                6.374
            97-16.000                5.726                5.751                5.920                6.119                6.362
            97-17.000                5.723                5.749                5.915                6.111                6.351
            97-18.000                5.721                5.746                5.910                6.103                6.339

Spread @ Center Price                   90                  115                  198                  262                  317
                  WAL               27.541               20.320                7.942                4.690                3.129
             Mod Durn                13.66                11.81                 6.23                 4.01                 2.78
        Mod Convexity                2.823                1.959                0.476                0.194                0.096
     Principal Window        Feb32 - Nov32        Feb24 - Jul26        May12 - Aug13        Jun09 - Nov09        Dec07 - Mar08

            LIBOR_1MO                 2.41                 2.41                 2.41                 2.41                 2.41
             CMT_10YR                4.224                4.224                4.224                4.224                4.224
               Prepay                0 PSA              100 PSA              300 PSA              500 PSA              800 PSA
  Optional Redemption             Call (N)             Call (N)             Call (N)             Call (N)             Call (N)


         Yield Curve  Mat    6MO    2YR    3YR    5YR   10YR   30YR
                      Yld  2.481  3.024  3.198  3.586  4.205  4.833


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                 BAFC0405 -- A11
BANC OF AMERICA

Balance           $2,804,000.00         Delay                19                 WAC     6.04385         WAM       356
Coupon            5.50000               Dated                12/01/2004         NET     5.768854        WALA      3
Settle            12/30/2004            First Payment        01/20/2005


         Price                    1                    2                    3                    4                    5
                                     Yield                Yield                Yield                Yield                Yield
            97-06.000                5.747                5.764                5.907                6.135                6.403
            97-07.000                5.744                5.762                5.903                6.128                6.392
            97-08.000                5.742                5.759                5.899                6.121                6.381
            97-09.000                5.740                5.756                5.894                6.113                6.371
            97-10.000                5.737                5.754                5.890                6.106                6.360
            97-11.000                5.735                5.751                5.886                6.099                6.350
            97-12.000                5.733                5.749                5.881                6.092                6.339
            97-13.000                5.731                5.746                5.877                6.085                6.329
            97-14.000                5.728                5.744                5.873                6.077                6.318
            97-15.000                5.726                5.741                5.868                6.070                6.308
            97-16.000                5.724                5.739                5.864                6.063                6.297
            97-17.000                5.721                5.736                5.860                6.056                6.287
            97-18.000                5.719                5.734                5.855                6.049                6.276

Spread @ Center Price                   90                  103                  168                  247                  304
                  WAL               28.382               23.259                9.927                5.296                3.435
             Mod Durn                13.83                12.65                 7.40                 4.45                 3.03
        Mod Convexity                2.917                2.321                0.687                0.240                0.112
     Principal Window        Nov32 - Oct33        Jul26 - Jan30        Aug13 - Aug16        Nov09 - Sep10        Mar08 - Aug08

            LIBOR_1MO                 2.41                 2.41                 2.41                 2.41                 2.41
             CMT_10YR                4.224                4.224                4.224                4.224                4.224
               Prepay                0 PSA              100 PSA              300 PSA              500 PSA              800 PSA
  Optional Redemption             Call (N)             Call (N)             Call (N)             Call (N)             Call (N)


         Yield Curve  Mat    6MO    2YR    3YR    5YR   10YR   30YR
                      Yld  2.481  3.024  3.198  3.586  4.205  4.833


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                 BAFC0405 -- A12
BANC OF AMERICA

Balance           $2,825,000.00         Delay                19                 WAC     6.04385         WAM       356
Coupon            5.50000               Dated                12/01/2004         NET     5.768854        WALA      3
Settle            12/30/2004            First Payment        01/20/2005


         Price                    1                    2                    3                    4                    5
                                     Yield                Yield                Yield                Yield                Yield
            97-06.000                5.744                5.750                5.818                6.050                6.318
            97-07.000                5.742                5.748                5.814                6.044                6.309
            97-08.000                5.740                5.745                5.811                6.038                6.300
            97-09.000                5.738                5.743                5.808                6.032                6.290
            97-10.000                5.735                5.741                5.805                6.025                6.281
            97-11.000                5.733                5.738                5.802                6.019                6.271
            97-12.000                5.731                5.736                5.798                6.013                6.262
            97-13.000                5.728                5.733                5.795                6.007                6.252
            97-14.000                5.726                5.731                5.792                6.001                6.243
            97-15.000                5.724                5.729                5.789                5.995                6.233
            97-16.000                5.722                5.726                5.786                5.989                6.224
            97-17.000                5.719                5.724                5.782                5.983                6.214
            97-18.000                5.717                5.722                5.779                5.977                6.205

Spread @ Center Price                   90                   90                  137                  225                  288
                  WAL               29.286               27.280               15.633                6.408                3.860
             Mod Durn                14.01                13.60                10.00                 5.23                 3.37
        Mod Convexity                3.016                2.791                1.369                0.333                0.138
     Principal Window        Oct33 - Oct34        Jan30 - Oct34        Aug16 - Oct34        Sep10 - May12        Aug08 - Feb09

            LIBOR_1MO                 2.41                 2.41                 2.41                 2.41                 2.41
             CMT_10YR                4.224                4.224                4.224                4.224                4.224
               Prepay                0 PSA              100 PSA              300 PSA              500 PSA              800 PSA
  Optional Redemption             Call (N)             Call (N)             Call (N)             Call (N)             Call (N)


         Yield Curve  Mat    6MO    2YR    3YR    5YR   10YR   30YR
                      Yld  2.481  3.024  3.198  3.586  4.205  4.833


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                 BAFC0405 -- A13
BANC OF AMERICA

Balance           $1,250,000.00         Delay                19                 WAC     6.04385         WAM       356
Coupon            5.25000               Dated                12/01/2004         NET     5.768854        WALA      3
Settle            12/30/2004            First Payment        01/20/2005


         Price                    1                    2                    3                    4                    5
                                     Yield                Yield                Yield                Yield                Yield
            97-10.000                5.481                5.513                5.706                5.925                6.195
            97-11.000                5.479                5.510                5.701                5.917                6.183
            97-12.000                5.476                5.507                5.696                5.909                6.171
            97-13.000                5.474                5.505                5.690                5.901                6.160
            97-14.000                5.472                5.502                5.685                5.892                6.148
            97-15.000                5.469                5.499                5.680                5.884                6.136
            97-16.000                5.467                5.497                5.675                5.876                6.125
            97-17.000                5.465                5.494                5.669                5.868                6.113
            97-18.000                5.463                5.491                5.664                5.860                6.101
            97-19.000                5.460                5.488                5.659                5.852                6.090
            97-20.000                5.458                5.486                5.654                5.844                6.078
            97-21.000                5.456                5.483                5.648                5.836                6.066
            97-22.000                5.454                5.480                5.643                5.828                6.055

Spread @ Center Price                   63                   92                  175                  237                  290
                  WAL               27.294               19.639                7.646                4.566                3.059
             Mod Durn                14.00                11.84                 6.10                 3.94                 2.74
        Mod Convexity                2.918                1.936                0.455                0.187                0.093
     Principal Window        May31 - Feb33        Mar22 - Apr27        Jul11 - Jan14        Feb09 - Jan10        Oct07 - Apr08

            LIBOR_1MO                 2.41                 2.41                 2.41                 2.41                 2.41
             CMT_10YR                4.224                4.224                4.224                4.224                4.224
               Prepay                0 PSA              100 PSA              300 PSA              500 PSA              800 PSA
  Optional Redemption             Call (N)             Call (N)             Call (N)             Call (N)             Call (N)


         Yield Curve  Mat    6MO    2YR    3YR    5YR   10YR   30YR
                      Yld  2.481  3.024  3.198  3.586  4.205  4.833


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                 BAFC0405 -- A14
BANC OF AMERICA

Balance           $1,250,000.00         Delay                19                 WAC     6.04385         WAM       356
Coupon            5.75000               Dated                12/01/2004         NET     5.768854        WALA      3
Settle            12/30/2004            First Payment        01/20/2005


         Price                    1                    2                    3                    4                    5
                                     Yield                Yield                Yield                Yield                Yield
            97-10.000                6.000                6.031                6.221                6.438                6.705
            97-11.000                5.998                6.028                6.216                6.429                6.693
            97-12.000                5.995                6.025                6.211                6.421                6.681
            97-13.000                5.993                6.022                6.205                6.413                6.670
            97-14.000                5.990                6.020                6.200                6.405                6.658
            97-15.000                5.988                6.017                6.194                6.397                6.646
            97-16.000                5.986                6.014                6.189                6.388                6.634
            97-17.000                5.983                6.011                6.184                6.380                6.622
            97-18.000                5.981                6.008                6.178                6.372                6.611
            97-19.000                5.978                6.006                6.173                6.364                6.599
            97-20.000                5.976                6.003                6.168                6.356                6.587
            97-21.000                5.974                6.000                6.163                6.347                6.576
            97-22.000                5.971                5.997                6.157                6.339                6.564

Spread @ Center Price                  115                  143                  227                  288                  341
                  WAL               27.294               19.639                7.646                4.566                3.059
             Mod Durn                13.26                11.34                 5.98                 3.89                 2.71
        Mod Convexity                2.683                1.815                0.442                0.184                0.091
     Principal Window        May31 - Feb33        Mar22 - Apr27        Jul11 - Jan14        Feb09 - Jan10        Oct07 - Apr08

            LIBOR_1MO                 2.41                 2.41                 2.41                 2.41                 2.41
             CMT_10YR                4.224                4.224                4.224                4.224                4.224
               Prepay                0 PSA              100 PSA              300 PSA              500 PSA              800 PSA
  Optional Redemption             Call (N)             Call (N)             Call (N)             Call (N)             Call (N)


         Yield Curve  Mat    6MO    2YR    3YR    5YR   10YR   30YR
                      Yld  2.481  3.024  3.198  3.586  4.205  4.833


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                 BAFC0405 -- A15
BANC OF AMERICA

Balance           $2,500,000.00         Delay                19                 WAC     6.04385         WAM       356
Coupon            5.50000               Dated                12/01/2004         NET     5.768854        WALA      3
Settle            12/30/2004            First Payment        01/20/2005


         Price                    1                    2                    3                    4                    5
                                     Yield                Yield                Yield                Yield                Yield
            97-10.000                5.736                5.745                5.833                6.055                6.310
            97-11.000                5.734                5.743                5.830                6.048                6.300
            97-12.000                5.732                5.741                5.826                6.042                6.290
            97-13.000                5.729                5.738                5.823                6.035                6.280
            97-14.000                5.727                5.736                5.819                6.029                6.271
            97-15.000                5.725                5.733                5.816                6.022                6.261
            97-16.000                5.722                5.731                5.812                6.016                6.251
            97-17.000                5.720                5.729                5.808                6.009                6.241
            97-18.000                5.718                5.726                5.805                6.003                6.231
            97-19.000                5.716                5.724                5.801                5.996                6.221
            97-20.000                5.713                5.721                5.798                5.990                6.211
            97-21.000                5.711                5.719                5.794                5.983                6.202
            97-22.000                5.709                5.717                5.791                5.977                6.192

Spread @ Center Price                   89                   92                  148                  231                  291
                  WAL               28.937               25.699               13.287                5.963                3.693
             Mod Durn                13.95                13.24                 8.94                 4.92                 3.24
        Mod Convexity                2.981                2.609                1.086                0.295                0.128
     Principal Window        Feb33 - Oct34        Apr27 - Oct34        Jan14 - Oct34        Jan10 - May12        Apr08 - Feb09

            LIBOR_1MO                 2.41                 2.41                 2.41                 2.41                 2.41
             CMT_10YR                4.224                4.224                4.224                4.224                4.224
               Prepay                0 PSA              100 PSA              300 PSA              500 PSA              800 PSA
  Optional Redemption             Call (N)             Call (N)             Call (N)             Call (N)             Call (N)


         Yield Curve  Mat    6MO    2YR    3YR    5YR   10YR   30YR
                      Yld  2.481  3.024  3.198  3.586  4.205  4.833


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                 BAFC0405 -- A16
BANC OF AMERICA

Balance           $5,005,000.00         Delay                19                 WAC     6.04385         WAM       356
Coupon            5.00000               Dated                12/01/2004         NET     5.768854        WALA      3
Settle            12/30/2004            First Payment        01/20/2005


         Price                    1                    2                    3                    4                    5
                                     Yield                Yield                Yield                Yield                Yield
            94-23.000                5.403                5.432                5.663                6.136                6.685
            94-24.000                5.400                5.430                5.659                6.129                6.674
            94-25.000                5.398                5.428                5.655                6.122                6.664
            94-26.000                5.396                5.425                5.651                6.115                6.653
            94-27.000                5.394                5.423                5.647                6.109                6.643
            94-28.000                5.391                5.420                5.643                6.102                6.632
            94-29.000                5.389                5.418                5.639                6.095                6.622
            94-30.000                5.387                5.415                5.635                6.088                6.611
            94-31.000                5.385                5.413                5.632                6.081                6.601
            95-00.000                5.382                5.410                5.628                6.074                6.590
            95-01.000                5.380                5.408                5.624                6.067                6.580
            95-02.000                5.378                5.406                5.620                6.060                6.570
            95-03.000                5.376                5.403                5.616                6.053                6.559

Spread @ Center Price                   56                   66                  136                  243                  330
                  WAL               28.577               24.264               11.761                5.613                3.542
             Mod Durn                14.50                13.38                 8.35                 4.72                 3.13
        Mod Convexity                3.149                2.588                0.938                0.271                0.120
     Principal Window        May32 - Oct34        Nov24 - Oct34        Sep12 - Oct34        Aug09 - May12        Jan08 - Feb09

            LIBOR_1MO                 2.41                 2.41                 2.41                 2.41                 2.41
             CMT_10YR                4.224                4.224                4.224                4.224                4.224
               Prepay                0 PSA              100 PSA              300 PSA              500 PSA              800 PSA
  Optional Redemption             Call (N)             Call (N)             Call (N)             Call (N)             Call (N)

         Yield Curve  Mat    6MO    2YR    3YR    5YR   10YR   30YR
                      Yld  2.481  3.024  3.198  3.586  4.205  4.833


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.